ASHMORE FUNDS
Supplement dated April 17, 2023 to the Prospectus of Ashmore Emerging Markets
Equity ESG Fund, Dated February 28, 2023 (as supplemented thereafter)
Disclosure Related to Ashmore Emerging Markets Equity ESG Fund
(the “Fund”)
This supplement contains information that amends, modifies or supersedes certain information contained in the Prospectus of Ashmore Emerging Markets Equity ESG Fund, dated February 28, 2023 (as supplemented thereafter).
The following changes are effective immediately:
1. The following is added as a new last paragraph in the sub‑section entitled “Principal Investment Strategies” in the section “Summary Information About the Funds—Ashmore Emerging Markets Equity ESG Fund,” and corresponding changes are hereby made to the sub‑section entitled “Principal Investment Strategies” in the section “Principal Investments and Strategies of Each Fund”:
The Fund may invest in A Shares of companies based in the People’s Republic of China (“China”) that trade on the Shanghai Stock Exchange or the Shenzhen Stock Exchange through the Shanghai-Hong Kong Stock Connect program and the Shenzhen‑Hong Kong Stock Connect program (together, “Stock Connect”). Stock Connect is a mutual stock market access program designed to, among other things, enable foreign investments in China.
2. The following is added as a new principal risk in the sub‑section entitled “Principal Risks” in the section “Summary Information About the Funds—Ashmore Emerging Markets Equity ESG Fund,” and corresponding changes are hereby made to the sub‑section entitled “Principal Risks” in the section “Principal Investment and Strategies of Each Fund”:
China Risk: Investing in securities of Chinese issuers involves certain risks and considerations not typically associated with investing in securities of U.S. issuers, including, among others, more frequent trading suspensions and government interventions (including by nationalization of assets), currency exchange rate fluctuations or blockages, limits on the use of brokers and on foreign ownership, different financial reporting standards, higher dependence on exports and international trade, potential for increased trade tariffs, sanctions, embargoes and other trade limitations, custody risks, risks associated with investments in variable interest entities, and potential adverse tax consequences. U.S. sanctions or other investment restrictions could preclude the Fund from investing in certain Chinese issuers or cause the Fund to sell investments at a disadvantageous time. Significant portions of the Chinese securities markets may become rapidly illiquid, as Chinese issuers have the ability to suspend the trading of their equity securities, and have shown a willingness to exercise that option in response to market volatility and other events.
Investors Should Retain This Supplement for Future Reference

ASHMORE FUNDS

Supplement dated April 17, 2023 to the Ashmore Funds Statement of Additional

Information (“SAI”), Dated February 28, 2023 (as supplemented thereafter)

This supplement contains information that amends, modifies or supersedes certain information contained in the SAI of the Funds, dated February 28, 2023 (as supplemented thereafter).

The following changes are effective immediately:

The following paragraphs are added to the section “Investment Policies and Strategies.”

Special Risk Considerations of Investing in China

Investing in securities of Chinese issuers, including by investing in China A Shares, involves certain risks and considerations not typically associated with investing in securities of U.S. issuers in part because the Chinese government exercises significant control over the Chinese economy through heavy involvement in economic and regulatory policy. Certain risks and considerations of investing in Chinese issuers include among others, more frequent trading suspensions and government interventions (including by nationalization of assets), currency exchange rate fluctuations or blockages, limits on the use of brokers and on foreign ownership, different financial reporting standards, higher dependence on exports and international trade, restrictions on the size of permissible positions in individual Chinese issuers, potential for increased trade tariffs, sanctions, embargoes and other trade limitations, greater political, economic, social, legal and tax-related uncertainty, high market volatility caused by any potential regional territorial conflicts, social instability, or natural disasters, custody risks, risks associated with investments in variable interest entities, and potential adverse tax consequences. U.S. sanctions or other investment restrictions could preclude a Fund from investing in certain Chinese issuers or cause a Fund to sell investments at a disadvantageous time. Changes to political and economic relationships, including recent trade disputes and strained international relations, between China and other countries and changes to China’s socioeconomic systems may adversely affect a Fund’s investments in China. Additionally, portions of the Chinese securities markets may become rapidly and unexpectedly illiquid, as Chinese issuers have the ability to suspend the trading of their equity securities and have exercised that ability in the past in response to market volatility and other events. If the liquidity of investments became impaired, it could make investments more difficult to value, limit a Fund’s ability to obtain cash to meet redemptions on a timely basis, hinder a Fund’s ability to honor redemption requests within the allowable time period, and force a Fund to sell securities at a reduced price or under unfavorable conditions.

The Chinese government heavily regulates the domestic exchange of foreign currencies within China. Chinese law requires that all domestic transactions must be settled in RMB, which places significant restrictions on the remittance of foreign currencies and strictly regulates currency exchange from RMB. There is no assurance that there will always be sufficient amounts of RMB for a Fund to remain fully invested. Any restrictions on repatriation of a Fund’s portfolio investments may have an adverse effect on a Fund’s ability to meet redemption requests or achieve its investment objective.

Investments in A Shares also could result in unexpected tax liabilities for a Fund. Chinese law imposes withholding taxes on dividends and interest paid to foreign investors by companies listed in China, as well as capital gains realized by such investors, subject to certain temporary exemptions applicable to capital gains and value-added tax on gains realized from investments in A Shares.

Stock Connect Investing Risk

A Fund may directly invest in A Shares listed and traded on the Shanghai Stock Exchange or the Shenzhen Stock Exchange through the Shanghai-Hong Kong Stock Connect program and the Shenzhen-Hong Kong Stock Connect program (together, “Stock Connect”), or on such other stock exchanges in China which participate in the Stock Connect programs from time to time. A Fund’s investments in Stock Connect A Shares are generally subject to Chinese securities regulations and listing rules, among other restrictions that may affect a Fund’s investments and returns, including daily limits on net purchases across the whole stock connect system and transfer restrictions. In addition, when investing through the Stock Connect programs, a Fund will not have access to the full market of China A Shares. Furthermore, the Shanghai and Shenzhen stock exchanges may close for extended periods for holidays or otherwise, which may impact a Fund’s ability to trade in China A Shares during those periods. Such investments are also subject to heightened tax and settlement risk and the risk of price fluctuations of A Shares during times when the Stock Connect programs are not trading and subject a Fund to liquidity risks and certain additional costs. The Stock Connect programs are relatively new programs. Further developments are likely and there can be no assurance as to the programs’ continued existence or whether future developments regarding the programs may restrict or adversely affect a Fund’s investments or returns.

Trades do not cross between the Shanghai and Shenzhen stock exchanges and a separate broker is assigned for each exchange. If a Fund rebalances across both exchanges, the Fund must trade out of stocks listed on one exchange with a broker and trade into stocks on the other exchange with a separate broker. As a result, the Fund may incur additional fees.

Investors Should Retain This Supplement for Future Reference